PROSPECTUS                                                      JANUARY 31, 2005

                             (CONCORDE FUNDS LOGO)

                        A MESSAGE FROM THE PRESIDENT OF
                         CONCORDE INVESTMENT MANAGEMENT

    Concorde Investment Management, the investment advisor for Concorde Funds, Inc., serves as investment advisor and financial counselor to individuals, trusts, and qualified plans. In managing assets, including the assets of Concorde Value Fund, we always look for an appropriate balance between risk and return.

    CONCORDE VALUE FUND. In managing equity investments, we believe the best investment policy is to buy stocks of companies for less than the per share price that a knowledgeable investor would pay for the entire company. We are prepared to hold these stocks for the long-term irrespective of what the popular opinion is of their value or the value of the overall stock market.

    We at Concorde Investment Management pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund.

                                       Sincerely

                                       -s- Gary B. Wood
                                       Gary B. Wood, Ph.D.
                                       President

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              CONCORDE FUNDS, INC.

                           1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas 75240
                                 (972) 404-1500

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
CONCORDE VALUE FUND.........................................     3
  Main Goal.................................................     3
  Principal Investment Strategies...........................     3
  Main Investment Risks.....................................     3
  Bar Chart and Performance Table...........................     5
  Fees and Expenses.........................................     6
  Example...................................................     6
OTHER INVESTMENT PRACTICES AND RISKS........................     7
  Investment Objectives.....................................     7
  Portfolio Turnover........................................     7
  Temporary Defensive Positions.............................     7
  Disclosure of Portfolio Holdings..........................     7
MANAGEMENT..................................................     7
THE FUND'S SHARE PRICE......................................     7
PURCHASING SHARES...........................................     8
  How to Purchase Shares from the FUND......................     8
  Purchasing Shares from Broker-dealers, Financial
     Institutions and Others................................    10
  Other Information about Purchasing Shares of the FUND.....    11
REDEEMING SHARES............................................    11
  How to Redeem (Sell) Shares by Mail.......................    11
  How to Redeem (Sell) Shares by Telephone..................    12
  How to Redeem (Sell) Shares through Servicing Agents......    12
  Redemption Price..........................................    12
  Payment of Redemption Proceeds............................    12
  Other Redemption Considerations...........................    13
  Frequent Purchases and Redemptions of FUND Shares.........    14
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................    14
FINANCIAL HIGHLIGHTS........................................    15

CONCORDE VALUE FUND

MAIN GOAL

     Concorde Value Fund (the "FUND") seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The FUND attempts to reduce risk by investing mainly (80% or more) in undervalued common stocks. The FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The FUND considers many factors in determining whether a common stock is undervalued including:

      -- financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow

      --  the company's historic cash flow

      --  the company's historic and present market share

      --  balance sheet condition

      --  management

     The FUND believes a company can be undervalued for any number of reasons. The most is out of favor. In any event, by investing in undervalued stocks, the FUND believes it can be in a position to outperform the market while reducing its risk of underperforming the market (i.e. the stock prices are already low). The FUND may invest in stocks of companies with any size market capitalization. To hedge against a possible loss in value of securities it holds, the FUND may write covered call options. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.) To hedge against a possible loss in value of its portfolio caused by a general decline in the stock market, the FUND may purchase stock index put options (stock index put options increase in value when the index declines).

MAIN INVESTMENT RISKS

     The FUND is subject to the following risks:

      -- Market Risk. The FUND mainly invests in common stocks. The prices of the stocks in which the FUND invests may decline for a number of reasons such as changing economic, political or market conditions. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

      -- Financial Risk. There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services.

      -- Value Investing Risk. The FUND mainly invests in undervalued stocks. There is a risk that it is wrong in its assessment of a company's value or that the market does not recognize improving fundamentals as quickly as the FUND anticipated. In such cases, the stocks may not reach prices which reflect the intrinsic value of the company. There is also a risk that the FUND may not perform as well as other types of mutual funds when its investing style is out of favor with other investors.

      -- Hedging Risk. By writing a call option, the FUND may incur the risk of lost opportunity if the price of the underlying security rises in value. If the FUND does not exercise or sell a put option it has purchased prior to the option's expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the FUND's outstanding options does not exist.

      -- Foreign Securities Risk. The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of the FUND's foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND's income without providing a tax credit for the FUND's shareholders. When the FUND invests in securities of foreign issuers, the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, however, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

      --   Market Timing Risk. Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The FUND's Board of Directors has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because to date the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND, and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy. The FUND's Board of Directors has requested that the FUND's investment adviser notify it if the FUND's investment adviser detects frequent purchases and sales that are disruptive to the FUND. In such event, the FUND's Board of Directors will reconsider its decision not to adopt policies and procedures with respect to market timing.

     As a result of these and other risks, the FUND is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

BAR CHART AND PERFORMANCE TABLE

     The bar chart and table below give some indication of the risks of investing in the FUND by showing how the FUND's performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance. Please keep in mind that the FUND's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The FUND may perform better or worse in the future.

                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
(BAR CHART)

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                             24.08
1996                                                                             18.03
1997                                                                             29.09
1998                                                                              2.27
1999                                                                              6.73
2000                                                                             15.32
2001                                                                              1.08
2002                                                                            -17.43
2003                                                                             21.00
2004                                                                              9.98

------------------------
Note: During the 10-year period shown on the bar chart, the FUND's highest total return for a quarter was 17.38% (quarter ended December 31, 1998) and the lowest total return for a quarter was (20.78)% (quarter ended September 30, 1998).

          AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING DECEMBER 31, 2004)      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------   -----------   ------------   -------------
  CONCORDE VALUE FUND
  Return Before Taxes                                 9.98%         5.07%          10.20%
  Return After Taxes on Distributions(1)              9.18%         4.24%           9.16%
  Return After Taxes on Distributions and Sale
     of Fund Shares(1)                                8.25%         4.14%           8.68%
  RUSSELL 2000 INDEX(2)(3)                           18.33%         6.61%          11.53%

       --------------------
       (1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

       (2) The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

       (3) Includes no deduction for fees, expenses or taxes.

FEES AND EXPENSES

     The table below describes the fees and expenses you may pay if you buy and hold shares of the FUND.

SHAREHOLDERS' FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charges (Load) Imposed on Purchases
  as a percentage of offering price.........................  None
Maximum Deferred Sales Charge (Load)........................  None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions.........................  None
Redemption Fee*.............................................  None
Exchange Fee................................................  None

       --------------------
       * The transfer agent charges as fee of $15.00 for each wire transfer.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees.............................................  0.90%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  1.18%
Total Annual Fund Operating Expenses........................  2.08%

EXAMPLE

     This example is intended to help you compare the cost of investing in the FUND with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the FUND for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                              1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                                              -------  -------   ---------   ---------
                                                              $210.81  $651.32   $1,118.29   $2,412.15

OTHER INVESTMENT PRACTICES
AND RISKS

     In seeking to achieve its investment objectives, the FUND may follow investment practices and assume risks in addition to those discussed previously.

INVESTMENT OBJECTIVES

     The FUND may change its investment objective without obtaining shareholder approval.

PORTFOLIO TURNOVER

     The FUND does not engage in trading for short-term profits, but when the circumstances warrant, the FUND may sell securities without regard to the length of time held. The FUND will typically hold an equity security until either the security price reaches at least the Advisor's target valuation level or the FUND determines that the security's price is unlikely to reach that level. The FUND may hold stocks for several years or longer, if necessary.

TEMPORARY DEFENSIVE POSITIONS

     The FUND may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means the FUND will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FUND will not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value. When the FUND is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the FUND's policies and procedures with respect to the disclosure of the FUND's portfolio securities is available in the FUND's Statement of Additional Information.

MANAGEMENT

     Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND. The Advisor's address is

                           1500 THREE LINCOLN CENTRE
                                5430 LBJ FREEWAY
                              DALLAS, TEXAS 75240

     As the investment advisor to the FUND, the Advisor manages the investment portfolio of the FUND. The Advisor makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the FUND paid the Advisor an annual investment advisory fee equal to 0.9% of the daily net assets of the FUND.

     The management team for the FUND currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter, co-managers. Dr. Wood has been President of the Advisor since its inception in 1981 and the FUND's President and Senior Manager of its management team since inception. Dr. Wood also controls the Advisor. Mr. Stetter has been the FUND's secretary since January 1998 and a portfolio manager with the Advisor since 1994.

THE FUND'S SHARE PRICE

     The price at which investors purchase shares of the FUND and at which shareholders redeem shares of the FUND is called its net asset value. The FUND normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The FUND calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available, the FUND will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. Further, there can be no assurance that the FUND could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the FUND determines its net asset value per share. The FUND values most money market instruments it holds at their amortized cost. The FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

     1. Read this Prospectus carefully.

     2. Determine how much you want to invest keeping in mind the following minimums:

       a. New accounts

            --  All accounts $500

       b. Existing accounts

            --  Purchases by mail $100

            --  Purchases by wire $500

     3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The FUND has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-972-404-1500 or 1-800-294-1699.

     4. Make your check payable to Concorde Funds, Inc. All checks must be drawn on U.S. banks. The FUND does not accept payment in cash or money orders. The FUND also does not accept cashier's checks in amounts of less than $10,000. Also, to prevent check fraud, the FUND does not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks, or starter checks for the purchase of shares. THE TRANSFER AGENT WILL CHARGE A $25.00 FEE AGAINST A SHAREHOLDER'S ACCOUNT, IN ADDITION TO ANY LOSS SUSTAINED BY THE FUND, FOR ANY PAYMENT THAT IS RETURNED. IT IS THE POLICY OF THE FUND NOT TO ACCEPT APPLICATIONS UNDER CERTAIN CIRCUMSTANCES OR IN AMOUNTS CONSIDERED DISADVANTA-

        GEOUS TO SHAREHOLDERS. THE FUND RESERVES THE RIGHT TO REJECT ANY APPLICATION.

     5. Send the application and check to:

       BY FIRST CLASS MAIL
           Concorde Funds, Inc.
           c/o U.S. Bancorp
           Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE
       OR EXPRESS MAIL
           Concorde Funds, Inc.
           c/o U.S. Bancorp
           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

       BY WIRE

           INITIAL INVESTMENT -- BY WIRE: If you are making an initial investment in the FUND, before you wire funds, please contact the transfer agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

          FOR SUBSEQUENT INVESTMENTS -- BY WIRE: If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the transfer agent at 1-800-294-1699 or to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the transfer agent. Your bank may charge you a fee for sending a wire to the Fund.

          YOU SHOULD WIRE FUNDS TO:

          U.S. Bank, N.A.
          777 East Wisconsin Avenue
          Milwaukee, WI 53202
          ABA #075000022

          CREDIT:

          U.S. Bancorp Fund Services, LLC
          Account #112-952-137

          FURTHER CREDIT:

          (name of Fund to be purchased)
          (shareholder registration)
          (shareholder account number, if known)

     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

     Once you open your account, you may make subsequent investments into the FUND through an Automatic Investment Plan ("AIP"). You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. We are unable to debit mutual fund or pass through accounts. The FUND may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. You may modify or terminate your participation in the AIP by contacting the transfer agent five days prior to the effective date. If your bank rejects your payment for any reason, the transfer agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-800-294-1699 for more information about the FUND's Automatic Investment Plan.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the FUND's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the transfer agent at 1-800-294-1699 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The FUND may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Also note that FUND shares are not available for purchase by foreign (non-U.S.) investors.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of the FUND. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUND or the Advisor. Some broker-dealers may purchase and redeem shares on a 3 day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

     The FUND may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the FUND as an investment alternative in the programs they offer or administer. Servicing agents may:

      -- Become shareholders of record of the FUND. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the FUND's minimum purchase requirements.

      -- Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUND. These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUND.

      -- Charge fees to their customers for the services they provide them. Also, the FUND and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

      -- Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

      -- Be authorized to accept purchase orders on behalf of the FUND (and designate other Servicing Agents to accept purchase orders on behalf of the FUND). This means that the FUND will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the FUND through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the FUND within the period specified in its agreement with the FUND, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES
OF THE FUND

     The FUND may reject any Purchase Application for any reason. The FUND will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the FUND.

     The FUND will not issue certificates evidencing shares purchased. Instead, the FUND will send investors a written confirmation for all purchases of shares.

     The FUND offers the following retirement plans:

      --  Traditional IRA

      --  Roth IRA

      --  SEP-IRA

      --  403(b)(7) Custodial Accounts

     Investors can obtain further information about the retirement plans by calling the FUND at 1-972-404-1500. The FUND recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

     1. Prepare a letter of instruction containing:

        --  the name of the FUND

        --  account number(s)

        --  the amount of money or number of shares being redeemed

        --  the name(s) on the account

        --  daytime phone number

        -- additional information that the FUND may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the FUND's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-294-1699 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

        -- The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

        -- The redemption proceeds are to be sent to an address other than the address of record

        -- The redemption request is within 15 days of a change of address request

        --  Account ownership is changed

        -- Adding telephone redemption privileges to an account (as indicated in the section of this prospectus titled "How to Redeem (Sell) Shares by Telephone").

        A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     4. Send the letter of instruction to:

       BY FIRST CLASS MAIL

           Concorde Funds, Inc.
           c/o U.S. Bancorp
           Fund Services, LLC
           Shareholder Services Center
           P. O. Box 701
           Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE
       OR EXPRESS MAIL

           Concorde Funds, Inc.
           c/o U.S. Bancorp
           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

     1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

     2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

     3. Call U.S. Bancorp Fund Services, LLC at 1-800-294-1699. PLEASE DO NOT CALL THE FUND OR THE ADVISOR.

     4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:

      -- U.S. Bancorp Fund Services, LLC receives your written request with all required information.

      -- U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

      -- A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the FUND receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

      -- For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

      -- For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the FUND may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

      -- For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

     When redeeming shares of the FUND, shareholders should consider the following:

      --  The redemption may result in a taxable gain.

      -- Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

      -- The FUND may delay the payment of redemption proceeds for up to seven days for any redemption.

      -- If you purchased shares by check, the FUND may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

      -- U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

      -- The FUND reserves the right to refuse a telephone redemption request if they believe it is advisable to do so. For example, this could occur if the caller were unable to identify himself or herself as the shareholder. The FUND and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the FUND nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

      -- U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

      -- If your account balance falls below $250 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $250 or more. If you do not, the FUND may close your account and mail the redemption proceeds to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the FUND's Board of Directors has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because to date the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy.

     The FUND's Board of Directors believes that the FUND is not particularly attractive to investors utilizing a market timing strategy because the performance of the FUND historically has tended not to correlate directly with those of the major equity indices. The officers of the FUND on a regular basis receive reports as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares. The officers of the FUND will report to the Board of Director any such unusual trading in FUND shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The FUND distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

      -- AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional FUND shares.

      -- ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the FUND. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the FUND reserves the right to reinvest the distribution check in your account, at the FUND's current net asset value, and to reinvest all subsequent distributions.

     You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC.

     The FUND's distributions, whether received in cash or additional shares of the FUND, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income, and capital gains (which may be taxed at different rates depending on the length of time the FUND holds the assets generating the capital gains). The FUND expects that its distributions will consist of both ordinary income and long-term capital gains.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the FUND's financial performance for its past five fiscal years of operations. Certain information reflects financial results for a single FUND share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions). This information (other than the information for periods prior to October 1, 2001) has been audited by Brad A. Kinder, CPA, whose report, along with the FUND's financial statements, are included in the Annual Report which is available upon request. The information for periods prior to October 1, 2001 was audited by accounting firms other than Brad A. Kinder, CPA.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED SEPTEMBER 30,
                                             ------------------------------------------------
                                              2004      2003       2002      2001      2000
                                             -------   -------   --------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year.........  $ 14.07   $ 12.79   $  15.87   $ 17.95   $ 15.50
                                             -------   -------   --------   -------   -------
Income (loss) from investment operations:
  Net investment income (loss).............    (0.12)    (0.08)      0.04      0.06      0.03
  Net realized and unrealized gain (loss)
     on investments........................     1.94      1.69      (1.79)    (1.22)     2.93
                                             -------   -------   --------   -------   -------
  Total income (loss) from investment
     operations............................     1.82      1.61      (1.75)    (1.16)     2.96
                                             -------   -------   --------   -------   -------
Less distributions:
  Distributions from net investment
     income................................       --     (0.04)     (0.03)    (0.06)    (0.02)
  Distributions from net realized gains....    (0.23)    (0.29)     (1.30)    (0.86)    (0.49)
                                             -------   -------   --------   -------   -------
  Total from distributions.................    (0.25)    (0.33)     (1.33)    (0.92)    (0.51)
                                             -------   -------   --------   -------   -------
Net asset value, end of year...............  $ 15.66   $ 14.07   $  12.79   $ 15.87   $ 17.95
                                             =======   =======   ========   =======   =======
TOTAL RETURN...............................   13.01%    12.77%    (12.75%)   (6.68%)   19.71%
                                             =======   =======   ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)...  $14,778   $13,021   $ 11,683   $13,690   $15,813
  Ratio of expenses to average net
     assets................................    2.08%     1.98%      1.44%     1.50%     1.46%
  Ratio of net investment income (loss) to
     average net assets....................   (0.76%)   (0.57%)     0.25%     0.34%     0.20%
  Portfolio turnover rate..................   34.82%    19.83%     40.94%    34.60%    34.08%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

                              CONCORDE FUNDS, INC.

                                 PRIVACY POLICY

     We collect the following nonpublic personal information about you:

     - Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     - Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

     We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                          *Not part of the prospectus*

     To learn more about the Concorde Funds, you may want to read Concorde Funds' Statement of Additional Information (or "SAI") which contains additional information about the FUND. The Concorde Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn about the Concorde Funds' investments by reading the FUND's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected performance as well as the auditors' report.

     The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-922-0224 or by writing to:

     CONCORDE FUNDS
     1500 THREE LINCOLN CENTRE
     5430 LBJ FREEWAY
     DALLAS, TEXAS 75240

     Prospective investors and shareholders who have questions about Concorde Funds may also call the above number or write to the above address.

     The general public can review and copy information about the Concorde Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Concorde Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

     PUBLIC REFERENCE SECTION
     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549-6009

     Please refer to the Concorde Funds' Investment Company Act File No. 811-5339 when seeking information about Concorde Funds from the Securities and Exchange Commission.

                             (CONCORDE FUNDS LOGO)

                                   PROSPECTUS
                                JANUARY 31, 2005

[CONCORDE VALUE FUND LOGO]                               REGULAR APPLICATION
                                                             NEW ACCOUNT
                                            Please do not use this form for IRA accounts.

      Mail To:   Concorde Funds                                Overnight Express Mail To:   Concorde Funds
                 c/o U.S. Bancorp Fund Services, LLC                                        c/o U.S. Bancorp Fund Services, LLC
                 P.O. Box 701                                                               615 E. Michigan St., 3rd Floor
                 Milwaukee, WI 53201-0701                                                   Milwaukee, WI 53202-5207

                              For additional information, please call 1-800-294-1699 or 1-972-404-1500.

------------------------------------------------------------------------------------------------------------------------------------
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify, and record the following information for all registered owners or others who may be authorized to act on an account: FULL NAME, DATE OF
BIRTH, SOCIAL SECURITY NUMBER, AND PERMANENT STREET ADDRESS. CORPORATE, TRUST, AND OTHER ENTITY ACCOUNTS REQUIRE ADDITIONAL
DOCUMENTATION. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value.
------------------------------------------------------------------------------------------------------------------------------------

1. INVESTOR INFORMATION -- SELECT ONE

[ ] Individual

                        ----------------------  ----  ---------  --------------  -----------------  --------------------------------
                        FIRST NAME              M.I.  LAST NAME  DOB (Mo/Dy/Yr)  SOCIAL SECURITY #  DRIVER'S LICENSE OR STATE I.D. #
                                                                                                    STATE OF ISSUE
[ ] Joint Owner

                        ----------------------  ----  ---------  --------------  -----------------  --------------------------------
                        FIRST NAME              M.I.  LAST NAME  DOB (Mo/Dy/Yr)  SOCIAL SECURITY #  DRIVER'S LICENSE OR STATE I.D. #
                                                                                                    STATE OF ISSUE

                        REGISTRATION WILL BE JOINT TENANCY WITH RIGHTS OF SURVIVORSHIP (JTWROS) UNLESS OTHERWISE SPECIFIED.

[ ] Gift to Minor

                        ----------------------  ----  ---------  --------------  -----------------  --------------------------------
                        CUSTODIAN'S FIRST NAME  M.I.  LAST NAME  DOB (Mo/Dy/Yr)  SOCIAL SECURITY #  DRIVER'S LICENSE OR STATE I.D. #
                        (ONLY ONE PERMITTED)                                                        STATE OF ISSUE


                        ----------------------  ----  ---------  --------------  -----------------  --------------------------------
                        MINOR'S FIRST NAME      M.I.  LAST NAME  DOB (Mo/Dy/Yr)  MINOR'S SOCIAL     MINOR'S STATE OF RESIDENCE
                        (ONLY ONE PERMITTED)                                     SECURITY #


[ ] Corporation/Trust*

                        ------------------------------------------------------------------------------------------------------------
                        NAME OF TRUST/CORPORATION/PARTNERSHIP AND STATE OF ORGANIZATION

[ ] Partnership*

                        ------------------------------------------------------------------------------------------------------------
                        NAME(S) OF TRUSTEE(S)

[ ] Other Entity*

                        -------------------------------------------------------  ---------------------------------------------------
                        SOCIAL SECURITY NUMBER / TAX ID NUMBER                   DATE OF AGREEMENT (Mo/Dy/Yr)

                        * You must supply documentation to substantiate existence of your organization (i.e. Articles of
                        Incorporation / Formation / Organization, Trust Agreements, Partnership Agreement, or other official documents.)
                        REMEMBER TO INCLUDE A SEPARATE SHEET DETAILING THE FULL NAME, DATE OF BIRTH, SOCIAL SECURITY NUMBER, AND
                        PERMANENT STREET ADDRESS FOR ALL AUTHORIZED INDIVIDUALS.

------------------------------------------------------------------------------------------------------------------------------------

2.   PERMANENT STREET ADDRESS (PO Box is not acceptable)         [ ]   MAILING ADDRESS (if different from Permanent):
     (Residential Address or Principal Place of Business)              If completed, this address will be used as the Address
                                                                       of Record for all statements, checks, and required mailings.

     ---------------------------------    --------------
     STREET                               APT/SUITE


     ----------------------   --------    --------------               ---------------------------------    --------------
     CITY                     STATE       ZIP CODE                     STREET                               APT/SUITE


     ----------------------   --------------------------               ----------------------   --------    --------------
     DAYTIME PHONE #          EVENING PHONE #                          CITY                     STATE       ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------

[ ]  DUPLICATE STATEMENT #1                                      [ ]   DUPLICATE STATEMENT #2
     Complete only if you wish someone other than the                  Complete only if you wish someone other than the
     account owner(s) to receive duplicate statements.                 account owner(s) to receive duplicate statements.


     ---------------------------------    --------------               ---------------------------------    --------------
     STREET                               APT/SUITE                    STREET                               APT/SUITE


     ----------------------   --------    --------------               ----------------------   --------    --------------
     CITY                     STATE       ZIP CODE                     CITY                     STATE       ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------

3.   INVESTMENT CHOICES:        [ ] By check: Make checks payable to Concorde Funds. $_____________________ ($100 minimum)
                                [ ] By wire: Call 1-800-294-1699. Indicate amount of wire: $_____________________ ($500 minimum)

     FUND NAME                            INVESTMENT AMOUNT            OPTIONAL AUTOMATIC INVESTMENT PLAN
     ----------------------            -----------------------      ----------------------------------------
                                                                             Please complete Section 6
                                                                     Amount per Draw         AIP Start Month     Day

     [ ] Concorde Value Fund               $______________           $______________         $______________     ___

------------------------------------------------------------------------------------------------------------------------------------

4.   DISTRIBUTION OPTIONS:                   Capital Gains &        Capital Gains Reinvested &        Capital Gains &

     *If nothing is checked, all        Dividends Reinvested [ ]      Dividends in Cash* [ ]       Dividends in Cash* [ ]
     distributions will be reinvested

     [ ] Concorde Value Fund           * Unless otherwise indicated, cash distributions will be mailed to the address in Section 3.

------------------------------------------------------------------------------------------------------------------------------------

5.   TELEPHONE AND                  [ ]   REDEMPTION (no minimum) -- permits the transfer of funds via:
     INTERNET OPTIONS:                    [ ] Check to address in section 2
                                          [ ] Federal wire to your bank account below ($15.00 charge for each wire)*
     Your signed Application must         [ ] EFT, at no charge, to your bank account below (funds are typically credited within
     be received at lease 15                  two days after redemption)*
     business days prior to         [ ]   PURCHASE (EFT) ($500 minimum) -- permits the on-demand purchase of shares from your bank
     initial transaction.                 account.*
                                    [ ]   E-MAIL ADDRESS -- permits the fund to send you fund updates.
                                          * If you selected any of these options, please attach a voided check or a preprinted savings deposit slip to this application.
                                          We are unable to draft or credit your account via EFT if it is a mutual fund or pass-
                                          through account.

------------------------------------------------------------------------------------------------------------------------------------

6.   AUTOMATIC INVESTMENT PLAN:           If you selected this option in Section 3, funds will be automatically transferred from your checking or savings account. Please attach a voided check or a preprinted savings deposit slip to this application. We are unable to debit mutual fund or pass-through
                                          ("for further credit") accounts. Please contact your financial institution to determine if it participates in the Automated Clearing House system (ACH).
     Your signed Application must be
     received at least 15 business days
     prior to initial transaction.

                                                       ATTACH VOIDED CHECK OR
                                                   PREPRINTED SAVINGS DEPOSIT SLIP
                                                                HERE

            Please keep in mind that:
            [-] There is a $25 fee if the automatic purchase cannot be made (assessed by redeeming shares from your account).
            [-] Participation in the plan will be terminated upon redemption of all shares.

                           CONTINUED ON REVERSE SIDED

7.  SIGNATURE AND        I have received and understand the prospectus for the Concorde Value Fund (the "Fund"). I understand the
    CERTIFICATION        Fund's investment objectives and policies and agree to be bound by the terms of the prospectus. I knowledge
    REQUIRED BY THE      and consent to the householding (i.e. consolidation of mailings) of regulatory documents such as
    INTERNAL REVENUE     prospectuses, shareholder reports, proxies, and other similar documents. I may contact the Fund to revoke
    SERVICE              my consent. I agree to notify the Fund of any errors or discrepancies within 45 days after the date of the statement confirming a transaction. The statement will be deemed to be correct, and the Fund and their transfer agents I shall not be liable if I fail to notify the Fund within such time period. I certify that
                         I am of legal age and have legal capacity to make this purchase.

                         The Fund, its transfer agent, and any officers, directors, employees, or agents of these entities
                         (collectively "Concorde Funds") will not be responsible for banking system delays beyond their control. By completing sections 5, 6, or 7, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, NA, on behalf of the Fund. Concorde Funds and the Fund will not be liable for acting upon instruction believed to be genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House. When AIP or Telephone Purchase transactions are presented, sufficient collected funds must be in my account to pay them. I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed by me personally. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the Fund's transfer agent receives and has had reasonable amount of time to act upon a written notice of revocation.

                         I authorize the Fund to perform a credit check based on the information provided, if necessary.

                         UNDER PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER
                         SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP
                         WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME
                         THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT
                         ALIEN).

                         THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
                         REQUIRED TO AVOID BACK-UP WITHHOLDING.


                         -----------------------------------------------   ---------------------------------------------------------
                         SIGNATURE OF OWNER*                               DATE (Mo/Dy/Yr)


                         -----------------------------------------------   ---------------------------------------------------------
                         SIGNATURE OF OWNER*                               DATE (Mo/Dy/Yr)

                         * If shares are to be registered in (1) joint names, both persons must sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on the space provided for the Joint Owner.

------------------------------------------------------------------------------------------------------------------------------------

8.  DEALER INFORMATION:

                         -----------------------------------------------   ---------------------------------------------------------
                         DEALER NAME                                       REPRESENTATIVE'S LAST NAME       FIRST NAME      M.I.


                         DEALER HEAD OFFICE INFORMATION:                   REPRESENTATIVE'S BRANCH OFFICE INFORMATION


                         -----------------------------------------------   ---------------------------------------------------------
                         ADDRESS                                           ADDRESS


                         -----------------------------------------------   ---------------------------------------------------------
                         CITY/STATE/ZIP                                    CITY/STATE/ZIP


                         -----------------------------------------------   ---------------------------------------------------------
                         TELEPHONE NUMBER                                  TELEPHONE NUMBER

------------------------------------------------------------------------------------------------------------------------------------

Before you mail, have you:
           [ ] Completed all USA PATRIOT Act required information?
                     [-] Social Security or Tax ID number in Section 1?
                     [-] Birth date in Section 1?
                     [-] Full name in Section 1?
                     [-] Permanent street address in Section 2?
           [ ] Enclosed your check made payable to FUND Funds?
           [ ] Included a voided check, if applicable?
           [ ] Signed your application in Section 7?
           [ ] Enclosed additional documentation, if applicable?